MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES




FUND LOGO




Annual Report

August 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
U.S.A.Government Reserves
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch U.S.A. Government Reserves
August 31, 1998


DEAR SHAREHOLDER


For the year ended August 31, 1998, Merrill Lynch U.S.A. Government Reserves paid shareholders a net annualized dividend of 4.94%*. For the six-month period ended August 31, 1998, the fund's net annualized dividend was 4.87%*. The fund's 7-day yield as of August 31, 1998 was 4.79%.

The average portfolio maturity for Merrill Lynch U.S.A. Government Reserves at August 31, 1998 was 65 days, compared to 80 days at February 28, 1998.


The Environment
Mounting evidence of a slowing economy and the prospect of lower corporate earnings growth led to greater volatility in the US financial markets during the six months ended August 31, 1998. At the same time, greater economic and political uncertainties in Asia and Russia led investors to become concerned about the outlook for economic activity worldwide. Although these developments were negative for stock markets, they generally were beneficial to bond prices, especially as inflationary trends remained subdued. As was widely anticipated, the Federal Reserve Board did not move to tighten monetary policy. However, shortly after the August quarter's close, Federal Reserve Board Chairman Alan Greenspan indicated that the central bank's focus had shifted from inflationary concerns to the threat posed to the US economy by the increasing financial troubles in other countries. During the six-month period ended August 31, 1998, we maintained a constructive investment strategy, based on our belief that these financial troubles could possibly lead interest rates to decline.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In the United States, gross domestic product rose at a rate of 1.4% for the second calendar quarter, down from the 5.5% rate for the first three months of the year. The economic slowdown in Asia negatively impacted US exports, and the protracted strike at General Motors Corporation also was a negative factor for economic activity. However, the US dollar remained strong, especially relative to the Japanese yen. The weakness of the Japanese economy continues to be a source of concern not only for Asia, but for the rest of the world as well.

In the months ahead, investors will continue to focus on the economic outlook in Asia and its impact on worldwide economic activity and corporate earnings results. If there were evidence of more buoyant yet moderate US economic growth and a pick-up in corporate profits growth, we would expect stability to return to the financial markets on a global basis. Absent these developments, market volatility is likely to continue.


In Conclusion
We appreciate your ongoing support of Merrill Lynch U.S.A.
Government Reserves, and we look forward to sharing our investment outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Marie Dwyer)
Marie Dwyer
Vice President and Portfolio Manager



September 28, 1998




Merrill Lynch U.S.A. Government Reserves
August 31, 1998


SCHEDULE OF INVESTMENTS                              (in Thousands)

                        Face      Interest     Maturity     Value
Issue                  Amount       Rate         Date     (Note 1a)

US Government Obligations--32.4%

US Treasury Notes     $20,150       6.00 %     9/30/1998  $  20,159
                       14,100       5.875     10/31/1998     14,109
                       15,800       5.50      11/15/1998     15,807
                        1,800       8.875     11/15/1998      1,813
                        7,000       5.125     11/30/1998      7,000
                        9,800       5.625     11/30/1998      9,811
                       17,100       6.375      1/15/1999     17,175
                        5,100       5.00       1/31/1999      5,095
                       11,200       5.875      1/31/1999     11,228
                       11,000       6.25       3/31/1999     11,067
                        6,100       6.375      4/30/1999      6,147
                        5,000       6.375      5/15/1999      5,039
                        3,000       6.75       5/31/1999      3,033
                       10,000       6.00       6/30/1999     10,066
                        5,000       6.75       6/30/1999      5,063
                        2,000       6.375      7/15/1999      2,020
                        3,000       6.875      7/31/1999      3,044
                        4,000       6.00       8/15/1999      4,030
                       20,000       5.875      8/31/1999     20,137
                        6,000       5.75       9/30/1999      6,036
                       14,000       7.125      9/30/1999     14,280

US Treasury STRIPS++    4,700       5.282      2/15/1999      4,594

Total US Government Obligations
(Cost--$196,389)                                            196,753


 Face
Amount                             Issue

Repurchase Agreements*--68.3%

$28,000       Aubrey G. Lanston & Co., Inc., purchased
              on 8/31/1998 to yield 5.80% to 9/01/1998       28,000
 26,000       BZW Securities, Inc., purchased on 8/31/1998
              to yield 5.77% to 9/01/1998                    26,000
 28,000       Credit Suisse First Boston Corp.,
              purchased on 8/31/1998 to yield 5.82% to
              9/01/1998                                      28,000


 Face                                                       Value
Amount                             Issue                  (Note 1a)

Repurchase Agreements (concluded)

$27,000       Donaldson, Lufkin & Jenrette Securities
              Corp., purchased on 8/31/1998 to yield 5.77%
              to 9/01/1998                                 $ 27,000

 28,000       Goldman Sachs & Company, purchased on
              8/31/1998 to yield 5.81% to 9/01/1998          28,000

 30,000       Greenwich Capital Markets, Inc., purchased on
              8/31/1998 to yield 5.80% to 9/01/1998          30,000

 27,000       HSBC Securities, Inc., purchased on 8/31/1998
              to yield 5.80% to 9/01/1998                    27,000

 28,000       J.P. Morgan Securities Inc., purchased on
              8/31/1998 to yield 5.82% to 9/01/1998          28,000

 28,000       Morgan Stanley & Co., Inc., purchased on
              8/31/1998 to yield 5.80% to 9/01/1998          28,000

 27,000       Nesbitt Burns Securities, Inc., purchased on
              8/31/1998 to yield 5.80% to 9/01/1998          27,000

 27,000       Nikko Securities Co. International, Inc.,
              purchased on 8/31/1998 to yield 5.80% to
              9/01/1998                                      27,000

 28,000       Nomura Securities International, Inc.,
              purchased on 8/31/1998 to yield 5.85%
              to 9/01/1998                                   28,000

 28,548       PaineWebber Inc., purchased on 8/31/1998 to
              yield 5.80% to 9/01/1998                       28,548

 28,000       Salomon Brothers, Inc., purchased on
              8/31/1998 to yield 5.80% to 9/01/1998          28,000

 27,000       Warburg Dillon Read LLC, purchased on
              8/31/1998 to yield 5.82% to 9/01/1998          27,000

Total Repurchase Agreements
(Cost--$415,548)                                            415,548

Total Investments (Cost--$611,937)--100.7%                  612,301

Liabilities in Excess of Other Assets--(0.7%)                (4,281)
                                                           --------
Net Assets--100.0%                                         $608,020
                                                           ========


[FN]
 *Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.
++Separate Trading of Registered Interest and Principal of
  Securities (STRIPS).

  See Notes to Financial Statements.




Merrill Lynch U.S.A. Government Reserves
August 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1998
Assets:             Investments, at value (identified cost--$611,937,260*) (Note 1a)                      $  612,300,947
                    Cash                                                                                               5
                    Receivables:
                      Interest                                                           $    2,849,283
                      Beneficial interest sold                                                1,265,806        4,115,089
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1d)                                          57,057
                                                                                                          --------------
                    Total assets                                                                             616,473,098
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            7,860,060
                      Investment adviser (Note 2)                                               228,220
                      Distributor (Note 2)                                                      129,542
                      Dividends to shareholders (Note 1f)                                           236        8,218,058
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       234,756
                                                                                                          --------------
                    Total liabilities                                                                          8,452,814
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  608,020,284
                                                                                                          ==============

Net Assets          Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $   60,765,660
                    Paid-in capital in excess of par                                                         546,890,937
                    Unrealized appreciation on investments--net                                                  363,687
                                                                                                          --------------
                    Net Assets--Equivalent to $1.00 per share based on 607,656,597
                    shares of beneficial interest outstanding                                             $  608,020,284
                                                                                                          ==============

                   *Cost for Federal income tax purposes. As of August 31, 1998, net unrealized appreciation for Federal income tax purposes amounted to
                    $363,687, all of which related to appreciated securities.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                      For the Year Ended August 31, 1998
Investment Income   Interest and amortization of premium and discount earned                              $   32,529,956
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                    $    2,594,327
                    Transfer agent fees (Note 2)                                              1,079,630
                    Distribution fees (Note 2)                                                  670,043
                    Registration fees (Note 1d)                                                  87,857
                    Custodian fees                                                               86,078
                    Professional fees                                                            80,486
                    Accounting services (Note 2)                                                 62,771
                    Trustees' fees and expenses                                                  51,142
                    Printing and shareholder reports                                             34,915
                    Other                                                                        14,258
                                                                                         --------------
                    Total expenses                                                                             4,761,507
                                                                                                          --------------
                    Investment income--net                                                                    27,768,449
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                             29,131
Unrealized          Change in unrealized appreciation on investments--net                                        317,956
Gain on                                                                                                   --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                  $   28,115,536
(Note 1c):                                                                                                ==============

                    See Notes to Financial Statements.




Merrill Lynch U.S.A. Government Reserves
August 31, 1998


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                               $   27,768,449   $   25,908,094
                    Realized gain on investments--net                                            29,131           42,945
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                         317,956          249,934
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     28,115,536       26,200,973
                                                                                         --------------   --------------

Dividends &         Investment income--net                                                  (27,768,449)     (25,908,094)
Distributions to    Realized gain on investments--net                                           (29,131)         (42,945)
Shareholders                                                                             --------------   --------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (27,797,580)     (25,951,039)
                                                                                         --------------   --------------

Beneficial          Net proceeds from sale of shares                                      1,655,219,704    1,575,865,679
Interest            Net asset value of shares issued to shareholders
Transactions        in reinvestment of dividends and distributions (Note 1f)                 27,785,818       25,939,110
(Note 3):                                                                                --------------   --------------
                                                                                          1,683,005,522    1,601,804,789
                    Cost of shares redeemed                                              (1,633,427,991)  (1,598,214,554)
                                                                                         --------------   --------------
                    Net increase in net assets derived from beneficial interest
                    transactions                                                             49,577,531        3,590,235
                                                                                         --------------   --------------

Net Assets:         Total increase in net assets                                             49,895,487        3,840,169
                    Beginning of year                                                       558,124,797      554,284,628
                                                                                         --------------   --------------
                    End of year                                                          $  608,020,284   $  558,124,797
                                                                                         ==============   ==============
                    See Notes to Financial Statements.


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          1998         1997        1996         1995       1994
Per Share           Net asset value, beginning of year          $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
Operating                                                       --------    --------    --------    --------    --------
Performance:          Investment income--net                       .0484       .0471       .0474       .0472       .0280
                      Realized and unrealized gain (loss)
                      on investments--net                          .0007       .0005      (.0002)      .0017      (.0007)
                                                                --------    --------    --------    --------    --------
                    Total from investment operations               .0491       .0476       .0472       .0489       .0273
                                                                --------    --------    --------    --------    --------
                    Less dividends and distributions:
                      Investment income--net                      (.0484)     (.0471)     (.0474)     (.0472)     (.0280)
                      Realized gain on investments--net           (.0001)     (.0001)     (.0003)     (.0007)     (.0002)
                                                                --------    --------    --------    --------    --------
                    Total dividends and distributions             (.0485)     (.0472)     (.0477)     (.0479)     (.0282)
                                                                --------    --------    --------    --------    --------
                    Net asset value, end of year                $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                ========    ========    ========    ========    ========
                    Total investment return                        4.92%       4.81%       4.97%       4.87%       2.84%
                                                                ========    ========    ========    ========    ========
Ratios to Average   Expenses                                        .83%        .82%        .82%        .85%        .81%
Net Assets:                                                     ========    ========    ========    ========    ========
                    Investment income and realized gain
                    on investments--net                            4.82%       4.71%       4.78%       4.79%       2.82%
                                                                ========    ========    ========    ========    ========
Supplemental        Net assets, end of year (in thousands)      $608,020    $558,125    $554,285    $558,929    $544,174
Data:                                                           ========    ========    ========    ========    ========

                    See Notes to Financial Statements.


Merrill Lynch U.S.A. Government Reserves
August 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of 0.45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.


Merrill Lynch U.S.A. Government Reserves
August 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 5, 1998
</AUDIT-REPORT>


Merrill Lynch U.S.A. Government Reserve
August 31, 1998


IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid daily by Merrill
Lynch U.S.A. Government Reserves during the fiscal year ended August 31, 1998 qualify for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

For the                       Percentage of
Quarter Ended              Federal Obligations*

November 30, 1997                  28.15%
February 28, 1998                  36.49
May 31, 1998                       21.38
August 31, 1998                    31.92

Of the Fund's ordinary income dividends paid during the fiscal year ended August 31, 1998, 33.64% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro-rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Executive Vice President
Kevin J. McKenna, Senior Vice President
Donald C. Burke, Vice President
Marie Dwyer, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210